Filed Pursuant to Rule 497(a)
Registration No. 333-272790
Rule 482ad

Great Elm Capital Corp. Prices Public Offering of
$40,000,000 of 8.75% Notes Due 2028

WALTHAM, Mass., Aug. 08, 2023 (GLOBAL NEWSWIRE) – Great Elm Capital Corp. (the “Company” or “GECC”) (NASDAQ: GECC) announced today the pricing of its underwritten public offering of $40,000,000 aggregate principal amount of its 8.75% notes due 2028 (the “Notes”), which will result in net proceeds to the Company of approximately $38.2 million after payment of underwriting discounts and commissions and estimated offering expenses payable by the Company.

The Notes will mature on September 30, 2028, and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after September 30, 2025. The Company has also granted the underwriters a 30-day option to purchase up to an additional $6,000,000 aggregate principal amount of Notes to cover over-allotments, if any.

The closing of the transaction is subject to customary closing conditions, and the Notes are expected to be delivered on or about August 16, 2023. The Notes are expected to be listed on The Nasdaq Global Market under the trading symbol “GECCZ,” and to trade thereon within 30 days from the original issue date.

The Company intends to use the net proceeds from the offering, along with cash on hand, to redeem all of its outstanding  6.50% notes due 2024 and to pay related fees and expenses and for general corporate purposes. The Company may also elect to (i) redeem a portion of its outstanding 6.75% notes due 2025, (ii) redeem a portion of its outstanding 5.875% notes due 2026 or (iii) repay all or a portion of its borrowings outstanding under the Loan, Guarantee and Security Agreement, as amended, with City National Bank with proceeds of this offering.

Ladenburg Thalmann & Co. Inc., Janney Montgomery Scott LLC and Oppenheimer & Co. Inc. are acting as joint book-running managers for the offering.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering or any other securities nor will there be any sale of these securities or any other securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

A registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission (the “SEC”). The offering will be made only by means of a prospectus, copies of which may be obtained, when available, from:

Ladenburg Thalmann & Co. Inc.
640 5th Avenue, 4th Floor
New York, New York 10019
prospectus@ladenburg.com

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The preliminary prospectus, dated August 7, 2023, which has been filed with the SEC, contains a description of these matters and other important information about the Company and should be read carefully before investing.

The information in this press release and the preliminary prospectus is not complete and may be changed.

About Great Elm Capital Corp.

GECC is an externally managed business development company that seeks to generate current income and capital appreciation by investing in debt and income generating equity securities, including investments in specialty finance businesses.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this communication that are not historical facts are “forward-looking” statements within the meaning of the federal securities laws. These statements are often, but not always, made through the use of words or phrases such as “expect,” “anticipate,” “should,” “will,” “estimate,” “designed,” “seek,” “continue,” “upside,” “potential” and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements are: conditions in the credit markets, rising interest rates, inflationary pressure, the price of GECC common stock and the performance of GECC’s portfolio and investment manager. Information concerning these and other factors can be found in GECC’s  registration statement, its Annual Report on Form 10-K and other reports filed with the Securities and Exchange Commission. GECC assumes no obligation to, and expressly disclaims any duty to, update any forward-looking statements contained in this communication or to conform prior statements to actual results or revised expectations except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Media & Investor Contact:

Investor Relations
investorrelations@greatelmcap.com